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                                                                   EXHIBIT 10.38


SILICON VALLEY BANK

                          AMENDMENT TO LOAN DOCUMENTS


Borrower:   MTI Technology Corporation
Address:    4905 E. La Palma Avenue
            Anaheim, CA 92807

Date:       October 29, 2001


     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"), with reference to the various loan and security agreements and other documents, instruments and agreements between them, including but not limited to that certain Loan and Security Agreement dated July 22, 1998 (as amended, if at all, the "Existing Loan Agreement"; the Existing Loan Agreement and all related documents, instruments and agreements may be referred to collectively herein as the "Existing Loan Documents").

     Silicon and Borrower hereby acknowledges that (A) General Electric Capital Corporation "GE Capital" used to be a "Lender" under Existing Loan Agreement and other Existing Loan Documents, and that (B) as confirmed in that certain letter agreement, dated as of October 23, 2001, among GE Capital, Silicon, and Borrower, as of September 22, 2001: (i) GE Capital's commitments to extend credit to Borrower under or in respect of the Existing Loan Agreement and other Existing Loan Documents terminated irrevocably; (2) all of the "Obligations" (as such term is defined in the Existing Loan Agreement) of Borrower owing to GE Capital were paid or satisfied in full; and (3) GE Capital no longer is a "Lender" under the Existing Loan Agreement and other Existing Loan Documents.

     Silicon and Borrower agree to amend the Existing Loan Documents, as follows:

     1. PRESENT LOAN BALANCE. Borrower acknowledges that the present unpaid principal balance of the Borrower's indebtedness, liabilities and obligations to Silicon under the Existing Loan Documents, including interest accrued through October 29, 2001 is $1,168,700.00 consisting of contingent obligations under the Foreign Exchange Contract Sublimit and Cash Management Services and Reserves (the "Present Loan Balance"), and that said sum is due and owing without any defense, offset, or counterclaim of any kind.

     2. AMENDMENT TO EXISTING LOAN DOCUMENTS. The Existing Loan Agreement is hereby amended and restated in its entirety (and accordingly superceded) by, and to read as set forth in, that certain Amended and Restated Loan and Security Agreement dated as of even date herewith (the "New Loan Agreement"). The New Loan Agreement and all related documents, instruments, and agreements are referred to collectively herein as the "New Loan Documents". The Borrower acknowledges that the Present Loan Balance shall be the opening balance of the Loans pursuant to the New Loan Documents as of the date hereof, and shall, for all purposes, be deemed to be Loans made by Silicon to the Borrower pursuant to the New Loan Agreement. Notwithstanding the execution of the New Loan Documents, the following Existing Loan Documents (other than the Existing Loan Agreement) shall continue in full force and effect


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Silicon Valley Bank                                  Amendment to Loan Agreement
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(except to the extent that any provisions in such Existing Loan Documents are in actual conflict with any provisions relative to the subject matter thereof set forth in the New Loan Documents, in which case such New Loan Documents provisions shall control and such conflicting Existing Loan Documents provisions shall no loner be of any force or effect; it being expressly acknowledged and agreed that the financial covenants set forth in Sections 6.9, 6.10, 6.11, 6.12, and 6.13 of the Existing Loan Agreement shall no longer be of any force or effect and are expressly superceded by the financial covenant(s) set forth in the New Loan Agreement) and shall continue to secure all present and future indebtedness, liabilities, guarantees, and other Obligations (as defined in the New Loan Documents); All standard documents of Silicon entered into by the Borrower in connection with Letters of Credit and/or cash management services and/or Foreign Exchange Contracts; all guaranties; all security agreements, collateral assignments and mortgages, including but not limited to those relating to patents, trademarks, copyrights and other intellectual property; all lockbox agreements and/or blocked account agreements; and all UCC-1 financing statements and other documents filed with governmental offices which perfect liens or security interests in favor of Silicon. In addition, solely in the event the Borrower has previously issued any stock options, stock purchase warrants or securities to Silicon, the same and all documents and agreements relating thereto shall also continue in full force and effect.

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Silicon Valley Bank                                  Amendment to Loan Agreement
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     3.   GENERAL PROVISIONS. This Amendment and the New Loan Documents set
forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.

BORROWER:                               SILICON:

MTI TECHNOLOGY CORPORATION              SILICON VALLEY BANK

By /s/ [SIGNATURE ILLEGIBLE]            By /s/ [SIGNATURE ILLEGIBLE]
  -----------------------------------     -----------------------------------
  President or Vice President           Title  Vice President and
                                               Regional Market Manager

By /s/ [SIGNATURE ILLEGIBLE]
  -----------------------------------
  Secretary or Ass't Secretary



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